                                                                                                  Exhibit 11.1
                                                    AMERICA WEST AIRLINES, INC.
                                            COMPUTATION OF NET INCOME PER COMMON SHARE
                                        (in thousands of dollars except per share amount)


                                                 REORGANIZED   |
                                                   COMPANY     |        PREDECESSOR COMPANY
                                                ------------   |   -----------------------------
                                                 Period From   |    Period From   Three Months
                                                August 26 to   |     July 1 to        Ended
                                                September 30   |     August 25     September 30
                                                ------------   |    ----------------------------
                                                    1994       |        1994            1993
                                                ------------   |    -----------    -------------
                                                               |
Primary Earnings Per Share                                     |
  Computation for Statements of Operation:                     |
  Income (loss) before extraordinary item . .   $     1,218    |   $  (238,579)    $    14,403
    Preferred dividends . . . . . . . . . . .             -    |             -               -
                                                -----------    |   -----------     -----------
    Income (loss) before extraordinary                         |
     item  . . . . . . . . . . . . . . . . .          1,218    |      (238,579)         14,403
    Extraordinary item . . . . . . . . . . .              -    |       257,660               -
                                                -----------    |   -----------     -----------
    Net income applicable to common stock. .    $     1,218    |   $    19,081     $    14,403
                                                ===========    |   ===========     ===========
  Weighted average number of common shares                     |
    outstanding. . . . . . . . . . . . . . .     45,125,000    |    25,715,499      24,222,964
                                                ===========    |   ===========     ===========
  Primary earnings per common share:                           |
    Income (loss) before extraordinary                         |
      item  . . . . . . . . . . . . . . . . .   $      0.03    |   $     (9.28)    $      0.59
    Extraordinary item. . . . . . . . . . . .             -    |         10.02               -
                                                -----------    |   -----------     -----------
    Net income. . . . . . . . . . . . . . . .   $      0.03    |   $      0.74     $      0.59
                                                ===========    |   ===========     ===========
                                                               |
  Income (loss) before extraordinary item . .   $     1,218    |   $  (238,579)    $    14,403
    Preferred dividends . . . . . . . . . . .             -    |             -               -
    Adjustment for interest on debt reduction,                 |
      net of taxes. . . . . . . . . . . . . .            21    |           534           1,424
                                                -----------    |   -----------     -----------
                                                               |
    Income (loss) applicable to common stock                   |
      before extraordinary item . . . . . . .         1,239    |      (238,045)         15,827
    Extraordinary item. . . . . . . . . . . .             -    |       257,660               -
                                                -----------    |   -----------     -----------
    Net income applicable to common stock . .   $     1,239    |   $    19,615     $    15,827
                                                ===========    |   ===========     ===========
  Weighted average number of common shares                     |
      outstanding . . . . . . . . . . . . . .    45,125,000    |    25,715,499      24,222,964
    Assumed exercise of stock options and                      |
      warrants (a). . . . . . . . . . . . . .     1,359,615    |     2,526,278       4,839,083
                                                -----------    |   -----------     -----------
    Weighted average number of common                          |
      shares outstanding as adjusted. . . . .    46,484,615    |    28,241,777      29,062,047
                                                ===========    |   ===========     ===========
  Primary earnings per common share:                           |
    Income (loss) before extraordinary item .   $      0.03    |   $     (8.43)    $      0.54
    Extraordinary item. . . . . . . . . . . .             -    |          9.12               -
                                                -----------    |   -----------     -----------
    Net income. . . . . . . . . . . . . . . .   $      0.03(b) |   $      0.69     $      0.54
                                                ===========    |   ===========     ===========

                                                                                                  Exhibit 11.1
                                                    AMERICA WEST AIRLINES, INC.
                                            COMPUTATION OF NET INCOME PER COMMON SHARE
                                        (in thousands of dollars except per share amount)



                                                 REORGANIZED   |
                                                   COMPANY     |       PREDECESSOR COMPANY
                                                ------------   |   ---------------------------
                                                 Period From   |   Period From    Three Months
                                                August 26 to   |    July 1 to        Ended
                                                September 30   |    August 25     September 30
                                                ------------   |   ---------------------------
                                                    1994       |      1994            1993
                                                ------------   |   -----------    ------------
                                                               |
Fully Diluted Earnings Per Share                               |
Computation for Statements of Operations:                      |
  Income (loss) before extraordinary                           |
    item  . . . . . . . . . . . . . . . . .     $     1,218    |   $  (238,579)   $    14,403
  Adjustment for interest on debt                              |
    reduction, net of taxes . . . . . . . .              21    |           532          1,424
  Preferred dividends . . . . . . . . . . .             -      |           -              -
                                                -----------    |   -----------    -----------
  Income (loss) applicable to common stock                     |
    before extraordinary item . . . . . . .           1,239    |      (238,047)        15,827
  Extraordinary item. . . . . . . . . . . .             -      |       257,660            -
                                                -----------    |   -----------    -----------
  Net income applicable to common stock . .     $     1,239    |   $    19,613    $    15,827
                                                ===========    |   ===========    ===========
  Weighted average number of common                            |
    shares outstanding. . . . . . . . . . .      45,125,000    |    25,715,499     24,222,964
  Assumed exercise of stock options                            |
    and warrants (a). . . . . . . . . . . .       1,359,615    |     2,526,278      4,839,083
                                                -----------    |   -----------    -----------
  Weighted average number of common                            |
    shares outstanding as adjusted. . . . .      46,484,615    |    28,241,777     29,062,047
                                                ===========    |   ===========    ===========
Fully diluted earnings per                                     |
  common share:                                                |
  Income (loss) before extraordinary                           |
   item . . . . . . . . . . . . . . . . . .     $      0.03    |   $     (8.43)          0.54
  Extraordinary item  . . . . . . . . . . .             -      |          9.12            -
                                                -----------    |   -----------    -----------
  Net income. . . . . . . . . . . . . . . .     $      0.03(b) |   $      0.69    $      0.54
                                                ===========    |   ===========    ===========
Additional Fully Diluted Computation:                          |
Additional adjustment to net income as                         |
  adjusted per fully diluted computation above                 |
  Income (loss) before extraordinary item                      |
    as adjusted per fully diluted                              |
    computation above . . . . . . . . . . .     $     1,218    |   $  (238,579)   $    14,403
  Add - Interest on 7.75% subordinated                         |
    debenture, net of taxes . . . . . . . .             -      |           -              -
  Add - Interest on 7.5% subordinated                          |
    debenture, net of taxes . . . . . . . .             -      |           -              -
  Add - Interest on 11.5% subordinated                         |
    debenture, net of taxes . . . . . . . .             -      |           -              -
  Add interest on debt reduction,                              |
    net of taxes. . . . . . . . . . . . . .              21    |           532          1,424
                                                -----------    |   -----------    -----------
    Income (loss) before                                       |
      extraordinary item as adjusted. . . .           1,239    |      (238,047)        15,827
  Extraordinary item. . . . . . . . . . . .             -      |       257,660
                                                -----------    |   -----------    -----------
  Net income applicable to common stock . .     $     1,239    |   $    19,613    $    15,827
                                                ===========    |   ===========    ===========

                                                                                                   Exhibit 11.1
                                                    AMERICA WEST AIRLINES, INC.
                                            COMPUTATION OF NET INCOME PER COMMON SHARE
                                        (in thousands of dollars except per share amount)



                                                 REORGANIZED   |
                                                   COMPANY     |       PREDECESSOR COMPANY
                                                ------------   |   ----------------------------
                                                 Period From   |   Period From    Three Months
                                                August 26 to   |    July 1 to         Ended
                                                September 30   |    August 25      September 30
                                                ------------   |   ----------------------------
                                                   1994        |      1994            1993
                                                ------------   |   ------------   -------------
                                                               |
Fully Diluted Earnings Per Share                               |
Additional adjustment to weighted                              |
  average number of shares                                     |
  outstanding                                                  |
  Weighted average number of shares                            |
    outstanding as adjusted per fully                          |
    diluted computation above . . . . . . .      46,484,615    |    28,241,777     29,062,047
  Additional dilutive effect of outstanding                    |
    options and warrants. . . . . . . . . .             -      |           -              -
  Additional dilutive effect of assumed                        |
    conversion of preferred stock:                             |
      Series A 9.75%  . . . . . . . . . . .             -      |           -              -
      Series B 10.5%  . . . . . . . . . . .             -      |           -        1,075,985
      Series C 9.75%  . . . . . . . . . . .             -      |        73,099         73,099
  Additional dilutive effect of assumed                        |
    conversion of 7.75% subordinated                           |
    debenture . . . . . . . . . . . . . . .             -      |     2,257,558      2,257,558
  Additional dilutive effect of assumed                        |
    conversion of 7.5% subordinated                            |
    debenture . . . . . . . . . . . . . . .             -      |     2,264,932      2,265,102
  Additional dilutive effect of assumed                        |
    conversion of 11.5% subordinated                           |
    debenture . . . . . . . . . . . . . . .             -      |     7,306,865      7,307,092
                                                -----------    |   -----------    -----------
  Weighted average number of common shares                     |
    outstanding as adjusted . . . . . . . .      46,484,615    |    40,144,231     42,040,883
                                                ===========    |   ===========    ===========
Fully diluted earnings per common share:                       |
  Income (loss) before extraordinary                           |
   item . . . . . . . . . . . . . . . . . .     $      0.03    |   $     (5.93)   $      0.38
  Extraordinary item. . . . . . . . . . . .             -      |          6.42            -
                                                -----------    |   -----------    -----------
  Net income. . . . . . . . . . . . . . . .     $      0.03(b) |   $      0.49    $      0.38
                                                ===========    |   ===========    ===========

(a) The stock options and warrants are included only in the periods in which they are dilutive.
(b) The calculation is submitted in accordance with Regulation S-K Item 601 (b)(11) although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.

                                                                                                  Exhibit 11.1
                                                    AMERICA WEST AIRLINES, INC.
                                            COMPUTATION OF NET INCOME PER COMMON SHARE
                                         (in thousands of dollars except per share amount)



                                                 REORGANIZED   |
                                                   COMPANY     |       PREDECESSOR COMPANY
                                                ------------   |   ---------------------------
                                                 Period From   |   Period From    Nine Months
                                                August 26 to   |    January 1 to      Ended
                                                September 30   |    August 25     September 30
                                                ------------   |   ---------------------------
                                                   1994        |      1994           1993
                                                ------------   |   ------------   ------------
                                                               |
Primary Earnings Per Share                                     |
  Computation for Statements of Operation:                     |
  Income (loss) before extraordinary item . .   $     1,218    |   $  (203,268)   $    26,797
    Preferred dividends . . . . . . . . . . .           -      |           -              -
                                                -----------    |   -----------    -----------
    Income (loss) before extraordinary                         |
     item . . . . . . . . . . . . . . . . . .         1,218    |      (203,268)        26,797
    Extraordinary item. . . . . . . . . . . .           -      |       257,660            -
                                                -----------    |   -----------    -----------
    Net income applicable to common stock . .   $     1,218    |   $    54,392         26,797
                                                ===========    |   ===========    ===========
  Weighted average number of common shares                     |
    outstanding . . . . . . . . . . . . . . .    45,125,000    |    25,470,671     24,209,436
                                                ===========    |   ===========    ===========
  Primary earnings per common share:                           |
    Income (loss) before extraordinary                         |
     item . . . . . . . . . . . . . . . . . .   $      0.03    |   $     (7.98)   $      1.11
    Extraordinary item. . . . . . . . . . . .                  |         10.12            -
                                                -----------    |   -----------    -----------
    Net income. . . . . . . . . . . . . . . .   $      0.03    |   $      2.14    $      1.11
                                                ===========    |   ===========    ===========
                                                               |
  Income (loss) before extraordinary item . .   $     1,218    |   $  (203,268)   $    26,797
    Preferred dividends . . . . . . . . . . .           -      |           -              -
    Adjustment for Interest on debt reduction,                 |
      net of taxes. . . . . . . . . . . . . .            21    |         2,584          2,859
                                                -----------    |   -----------    -----------
    Income (loss) applicable to common stock                   |
      before extraordinary item . . . . . . .         1,239    |      (200,684)        29,656
    Extraordinary item. . . . . . . . . . . .           -      |       257,660            -
                                                -----------    |   -----------    -----------
    Net Income applicable to common stock . .   $     1,239    |   $    56,976    $    29,656
                                                ===========    |   ===========    ===========
  Weighted average number of common shares                     |
    outstanding . . . . . . . . . . . . . . .    45,125,000    |    25,470,671     24,209,436
    Assumed exercise of stock options and                      |
      warrants (a). . . . . . . . . . . . . .     1,359,615    |     3,079,258      3,370,694
                                                -----------    |   -----------    -----------
    Weighted average number of common                          |
      shares outstanding as adjusted. . . . .    46,484,615    |    28,549,929     27,580,130
                                                ===========    |   ===========    ===========
  Primary earnings per common share:                           |
    Income (loss) before extraordinary                         |
     item . . . . . . . . . . . . . . . . . .   $      0.03    |   $     (7.03)   $      1.08
    Extraordinary item. . . . . . . . . . . .           -      |          9.02            -
                                                -----------    |   -----------    -----------
    Net income. . . . . . . . . . . . . . . .   $      0.03(b) |   $      1.99    $      1.08
                                                ===========    |   ===========    ===========

                                                                                                  Exhibit 11.1
                                                    AMERICA WEST AIRLINES, INC.
                                            COMPUTATION OF NET INCOME PER COMMON SHARE
                                        (in thousands of dollars except per share amount)



                                                 REORGANIZED   |
                                                   COMPANY     |       PREDECESSOR COMPANY
                                                ------------   |   ----------------------------
                                                 Period From   |   Period From     Nine Months
                                                August 26 to   |    January 1 to      Ended
                                                September 30   |    August 25      September 30
                                                ------------   |   ----------------------------
                                                    1994       |       1994            1993
                                                ------------   |   ------------   -------------
                                                               |
Fully Diluted Earnings Per Share                               |
Computation for Statements of Operations:                      |
  Income (loss) before extraordinary                           |
   item . . . . . . . . . . . . . . . . . .     $     1,218    |   $  (203,268)   $    26,797
  Adjustment for interest on debt reduction                    |
    net of taxes. . . . . . . . . . . . . .              21    |         2,520          4,338
  Preferred dividends . . . . . . . . . . .             -      |           -              -
                                                -----------    |   -----------    -----------
  Income (loss) applicable to common stock                     |
    before extraordinary item . . . . . . .           1,239    |      (200,748)        31,135
  Extraordinary item. . . . . . . . . . . .             -      |       257,660            -
                                                -----------    |   -----------    -----------
  Net income applicable to common stock . .     $     1,239    |   $    56,912    $    31,135
                                                ===========    |   ===========    ===========
  Weighted average number of common                            |
    shares outstanding. . . . . . . . . . .      45,125,000    |    25,470,671     24,209,436
  Assumed exercise of stock options                            |
    and warrants (a). . . . . . . . . . . .       1,359,615    |     3,079,258      5,256,969
                                                -----------    |   -----------    -----------
  Weighted average number of common                            |
    shares outstanding as adjusted. . . . .      46,484,615    |    28,549,929     29,466,405
                                                ===========    |   ===========    ===========
Fully diluted earnings per                                     |
  common share:                                                |
  Income (loss) before extraordinary                           |
   item . . . . . . . . . . . . . . . . . .     $      0.03    |   $     (7.03)   $      1.06
  Extraordinary item. . . . . . . . . . . .             -      |          9.02            -
                                                -----------    |   -----------    -----------
  Net income. . . . . . . . . . . . . . . .     $      0.03(b) |   $      1.99    $      1.06
                                                ===========    |   ===========    ===========
Additional Fully Diluted Computation:                          |
Additional adjustment to net income as                         |
  adjusted per fully diluted computation above                 |
  Income (loss) before extraordinary item as                   |
    adjusted per fully diluted computation                     |
      above . . . . . . . . . . . . . . . .     $     1,218    |   $  (203,268)   $    26,797
  Add - Interest on 7.75% subordinated                         |
    debenture, net of taxes . . . . . . . .             -      |           -              -
  Add - Interest on 7.5% subordinated                          |
    debenture, net of taxes . . . . . . . .             -      |           -              -
  Add - Interest on 11.5% subordinated                         |
    debenture, net of taxes . . . . . . . .             -      |           -              -
  Add interest on debt reduction,                              |
    net of taxes. . . . . . . . . . . . . .              21    |         2,520          4,338
                                                -----------    |   -----------    -----------
  Income (loss) before extraordinary                           |
    item as adjusted. . . . . . . . . . . .           1,239    |      (200,748)        31,135
  Extraordinary item. . . . . . . . . . . .             -      |       257,660
                                                -----------    |   -----------    -----------
  Net income applicable to common stock . .     $     1,239    |   $    56,912    $    31,135
                                                ===========    |   ===========    ===========

                                                                                                 Exhibit 11.1
                                                    AMERICA WEST AIRLINES, INC.
                                            COMPUTATION OF NET INCOME PER COMMON SHARE
                                         (in thousands of dollars except per share amount)



                                                 REORGANIZED   |
                                                   COMPANY     |       PREDECESSOR COMPANY
                                                ------------   |   ----------------------------
                                                 Period From   |   Period From     Nine Months
                                                August 26 to   |    January 1 to      Ended
                                                September 30   |    August 25      September 30
                                                ------------   |   ----------------------------
                                                    1994       |       1994            1993
                                                ------------   |   -------------   ------------
                                                               |
Fully Diluted Earnings Per Share                               |
Additional adjustment to weighted                              |
  average number of shares                                     |
  outstanding                                                  |
  Weighted average number of shares                            |
    outstanding as adjusted per fully                          |
    diluted computation above . . . . . . .      46,484,615    |    28,549,929     29,466,405
  Additional dilutive effect of outstanding                    |
    options and warrants. . . . . . . . . .             -      |           -
  Additional dilutive effect of assumed                        |
    conversion of preferred stock:                             |
      Series A 9.75%  . . . . . . . . . . .             -      |           -              -
      Series B 10.5%  . . . . . . . . . . .             -      |           -        1,135,059
      Series C 9.75%  . . . . . . . . . . .             -      |        73,099         73,099
  Additional dilutive effect of assumed                        |
    conversion of 7.75% subordinated                           |
    debenture . . . . . . . . . . . . . . .             -      |     2,257,558      2,264,823
  Additional dilutive effect of assumed                        |
    conversion of 7.5% subordinated                            |
    debenture . . . . . . . . . . . . . . .             -      |     2,264,932      2,275,086
  Additional dilutive effect of assumed                        |
    conversion of 11.5% subordinated                           |
    debenture . . . . . . . . . . . . . . .             -      |     7,306,865      7,335,314
                                                -----------    |   -----------    -----------
  Weighted average number of common shares                     |
    outstanding as adjusted . . . . . . . .      46,484,615    |    40,452,383     42,549,786
                                                ===========    |   ===========    ===========
Fully diluted earnings per common share:                       |
  Income (loss) before extraordinary                           |
   item . . . . . . . . . . . . . . . . . .     $      0.03    |   $     (4.96)   $      0.73
  Extraordinary item. . . . . . . . . . . .             -      |          6.37            -
                                                -----------    |   -----------    -----------
  Net income. . . . . . . . . . . . . . . .     $      0.03(b) |   $      1.41    $      0.73
                                                ===========    |   ===========    ===========

  (a) The stock options and warrants are included only in the periods in which they are dilutive.
  (b) The calculation is submitted in accordance with Regulation S-K Item 601 (b)(11) although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.